EXHIBIT 10.1
Chevron Corporation
Long-Term Incentive Plan Award
Terms and Conditions
1.	STOCK OPTION AWARD. Your 2011 Stock Option Award is for non-qualified stock options to purchase shares of Chevron Corporation common stock. These stock options are granted to you under the Long-Term Incentive Plan (“Plan”). The Plan’s terms and the terms of the Rules adopted pursuant to the Plan are incorporated herein. For a copy of the plan documents, go to http://hr.chevron.com/northamerica/us/payprograms/executiveplans/ltip.asp or the Global Executive Plans Web site at http://hr.chevron.com/globalprograms/execplans/ltip.asp, or contact the Executive Compensation Group at execplans@chevron.com or 1-925-842-7304. By accepting this Stock Option Award, you agree to all terms and conditions of the Plan, its Rules, and any provisions herein that may be in addition thereto (which shall not be in conflict with the provisions of the Plan or its Rules). The aforesaid documents, the number of options granted and the grant price reflected on the January 26, 2011 grant detail screen in the Stock Option/SAR section of your Morgan Stanley Smith Barney account collectively constitute the Award.
A.	GRANT DATE. The Grant Date of your Stock Option Award is January 26, 2011.

B.	NUMBER OF OPTIONS GRANTED. The number of stock options granted is reflected on the January 26, 2011 grant detail screen in the ”Stock Option/SAR” section of your Morgan Stanley Smith Barney account at www.benefitaccess.com.

C.	EXERCISE PRICE. The Exercise Price of the stock options granted in your January 26, 2011 Stock Option Award is the Chevron common stock closing price on January 26, 2011, as listed on the New York Stock Exchange (“NYSE”). The Exercise Price is reflected on the January 26, 2011 grant detail screen as referenced above.

D.	VESTING SCHEDULE. Subject to Subsection F., 33 1/3 percent of the Stock Option Award shall vest on the first anniversary of the Grant Date, 66 2/3 percent shall vest on the second anniversary of the Grant Date and 100 percent shall vest on the third anniversary of the Grant Date. The Stock Option Award cannot be exercised to the extent it is not vested.

E.	EXERCISE PERIOD. Subject to Subsection F., your vested stock options in the January 26, 2011 Stock Option Award may be exercised up until the tenth anniversary of the Grant Date, provided you remain employed by Chevron and the NYSE is open on such date. Should this tenth anniversary date fall on a day that the NYSE is not open, your vested January 26, 2011 stock options may be exercised only up until the last day that the NYSE is open immediately prior to that tenth anniversary.

F.	EFFECT OF TERMINATION ON VESTING AND EXERCISE PERIOD. Termination of employment impacts your Stock Option Award’s Vesting Schedule and Exercise Period. If you are on a non-European Union country’s payroll at termination of employment, your Stock Option Award is affected as follows.
i.	100 percent of the January 26, 2011 Stock Option Award will vest if your employment terminates on or after January 26, 2012 and if, upon termination of employment, you are at least age 65, have at least 90 points (sum of age and health and welfare service at termination of employment), or submit documentation substantiating required retirement due to the attainment of the normal statutory or mandatory retirement age, based on the applicable jurisdiction for your employing company at the time of termination. Your vested Stock Option Award is exercisable until the tenth anniversary of the Grant Date as described in Subsection E.

ii.	A portion of the January 26, 2011 Stock Option Award will vest if your employment terminates on or after January 26, 2012 and if, upon termination of employment, you are at least age 60 or have at least 75 points (sum of age and health and welfare service at termination of employment). The number of vested stock options is determined by multiplying the number of stock options granted by the number of whole months from the Grant Date to your termination date, up to a maximum of 36 months, divided by 36 months. The portion not vested is forfeited. The vested portion of your January 26, 2011 Stock Option Award is exercisable until the last day that the NYSE is open that is no more than five years after your termination date or, if earlier, the date it would last be exercisable under Subsection E. in the absence of your termination.
iii.	100 percent of the January 26, 2011 Stock Option Award will vest if you terminate employment after a Change in Control and qualify for a Change of Control severance pay program. Your vested Stock Option Award is exercisable until the tenth anniversary of the Grant Date as described in Subsection E.

iv.	If at termination of employment, none of the above Subsections F.i., F.ii., and F.iii. is satisfied, the portion of your January 26, 2011 Stock Option Award that is not vested at termination is forfeited. The portion of your January 26, 2011 Stock Option Award that is already vested is exercisable until the last day that the NYSE is open that is no more than 180 days after your termination date or, if earlier, the date it would last be exercisable under Subsection E. in the absence of your termination.
If you are on a European Union country’s payroll at termination of employment, different rules apply.
G.	DISABILITY. For purposes of the Vesting Schedule and the Exercise Period of your Stock Option Award, you are deemed to have terminated upon the earlier of twenty-nine (29) months after the commencement of long-term disability benefits under a plan or program sponsored by the Corporation, or the date you fail to qualify or no longer qualify for such long-term disability benefits, provided that you do not return to active employment with the Corporation at that time.

H.	FAILURE TO EXERCISE. Unexercised Stock Option Awards are forfeited at the end of the applicable Exercise Period.

I.	EXERCISE CHOICES. You may exercise your vested January 26, 2011 Stock Option Award under the following four exercise choices: (i) same day sale; (ii) sell-to-cover; (iii) cash exercise; or (iv) stock swap. For more information, please refer to “Exercise Choices and Examples” at http://hr.chevron.com/northamerica/us/payprograms/executiveplans/exercisechoices.asp, or, if you are not subject to U.S. taxation, http://hr.chevron.com/globalprograms/execplans/exercisechoices.asp.

J.	NO DEFERRAL. You may not defer payment of proceeds as a result of the exercise of your January 26, 2011 Stock Option Award.

K.	MISCONDUCT. Stock Option Awards may be forfeited for Misconduct as defined in the Long-Term Incentive Plan, and the Corporation may demand repayment of amounts received upon exercise on or after the date of the Misconduct.

L.	TAXATION. The tax consequences of Stock Option Awards vary, and, depending on the country’s laws that govern this Stock Option Award, can be triggered upon events such as the grant, vest, and/or exercise.
i.	U.S. TAXATION. If you are subject to U.S. taxes, your January 26, 2011 Stock Option Award is taxable upon exercise. Upon exercise of your January 26, 2011 Stock Option Award, the broker will withhold federal, state, Social Security, Medicare, and/or local taxes based upon information provided by Chevron. Additional taxes may be either withheld or refunded on your paycheck. The taxable compensation as a result of your exercise will be included in your W-2 Form. If your exercise includes the sale of shares, you will also receive a Form 1099B from the broker that reflects the sale. Consult http://hr.chevron.com/northamerica/us/payprograms/executiveplans/faqs.asp#topic2 and your tax advisor for more information on U.S. taxes.
ii.	TAXATION IN NON-U.S. LOCATIONS. Consult the specific country prospectus and your tax advisor for more information regarding the tax consequences of your January 26, 2011 Stock Option Award.
M.	ADJUSTMENTS. In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, reclassification, merger, consolidation, or other similar corporate change, the number of stock options and the Exercise Price of the Stock Option Award under this agreement shall be adjusted, as appropriate.
N.	NON-TRANSFERABILITY OF AWARD. You are not permitted to sell, transfer, pledge, assign or encumber this January 26, 2011 Stock Option Award during your lifetime. Notwithstanding the foregoing, this January 26, 2011 Stock Option Award may be transferred or assigned after your death to your beneficiary or pursuant to a domestic relations order enforceable under applicable law.

O.	BENEFICIARY DESIGNATION. You may designate a beneficiary for your January 26, 2011 Stock Option Award upon your death at https://www.benefitsweb.com/chevron.html. Non-U.S. payroll employees may download a beneficiary designation form from the Global Executive Plans Web page at http://hr.chevron.com/globalprograms/execplans/forms.asp.

P.	ABILITY TO SUBSTITUTE. The Management Compensation Committee shall have the ability to substitute, without receiving participant permission, Stock Appreciation Rights (SARs) paid only in stock for outstanding options; provided, that the number of substituted SARs equals the number of shares underlying the options and the Exercise Price of the SARs is equal to the Exercise Price of the options.
2.	PERFORMANCE SHARE AWARD. Your 2011 Performance Share Award is granted to you under the Long-Term Incentive Plan (“Plan”). The Plan’s terms and the terms of the Rules adopted pursuant to the Plan are incorporated herein. For a copy of the plan documents, go to http://hr.chevron.com/northamerica/us/payprograms/executiveplans/ltip.asp or the Global Executive Plans Web site at http://hr.chevron.com/globalprograms/execplans/ltip.asp, or contact the Executive Compensation Group at execplans@chevron.com or 1-925-842-7304. By accepting this Performance Share Award, you agree to all terms and conditions of the Plan, its Rules, and any provisions herein that may be in addition thereto (which shall not be in conflict with the provisions of the Plan or its Rules). The aforesaid documents and the number of shares granted (reflected on the January 26, 2011 grant detail screen in the performance award section of your Morgan Stanley Smith Barney account), collectively constitute the Award.
A.	GRANT DATE. The Grant Date of your Performance Share Award is January 26, 2011.

B.	NUMBER OF SHARES GRANTED. The number of shares granted is reflected in the January 26, 2011 award detail screen in the “Restricted Unit/Perf Share” section of your Morgan Stanley Smith Barney account at www.benefitaccess.com. Refer to the Award Type labeled “PSU”.

C.	PERFORMANCE PERIOD. The three-year Performance Period for your January 26, 2011 Performance Share Award starts on January 1, 2011 and ends on December 31, 2013.

D.	VESTING. Except as otherwise provided in Subsection E., your January 26, 2011 Performance Share Award will vest only if you continue employment with Chevron until the end of the Performance Period.

E.	EFFECT OF TERMINATION ON VESTING. Termination of employment impacts the vesting of your Performance Share Award, but not when its value is calculated or when it is paid. If you are on a non-European Union country’s payroll at termination of employment and terminate prior to the end of the three-year performance period, vesting of your January 26, 2011 Performance Share Award is affected as follows:
i.	100 percent of the January 26, 2011 Performance Share Award will vest if your employment terminates on or after January 26, 2012 and if, upon termination of employment, you are at least age 65, have at least 90 points (sum of age and health and welfare service at termination of employment), or submit documentation substantiating required retirement due to the attainment of the normal statutory or mandatory retirement age, based on the applicable jurisdiction for your employing company at the time of termination.
ii.	A portion of the January 26, 2011 Performance Share Award will vest if your employment terminates on or after January 26, 2012 and if, upon termination of employment, you are at least age 60 or have at least 75 points (sum of age and health and welfare service at termination of employment). The portion of your January 26, 2011 Performance Share Award that vests is determined by multiplying the number of Performance Shares granted by the number of whole months from the performance period start date to your termination date, up to a maximum of 36 months, divided by 36 months. The portion not vested is forfeited.
iii.	If you terminate employment after a Change in Control, qualify for a Change of Control severance pay program, and do not satisfy the conditions in Subsection E.i., the portion of your January 26, 2011 Performance Share Award vested and or deemed vested shall be determined by dividing the number of whole months elapsed from the performance period start date to your termination date divided by 36 months. The portion not vested is forfeited.

iv.	If at termination of employment, none of the above Subsections E.i, E.ii., and E.iii. is satisfied, your January 26, 2011 Performance Share Award is forfeited.
If you are on a European Union country’s payroll at termination of employment, different rules apply.
F.	DISABILITY. For purposes of the vesting of your January 26, 2011 Performance Share Award, you are deemed to have terminated upon the earlier of twenty-nine (29) months after the commencement of long-term disability benefits under a plan or program sponsored by the Corporation, or the date you fail to qualify or no longer qualify for such long-term disability benefits, provided that you do not return to active employment with the Corporation at that time.

G.	PERFORMANCE SHARE AWARD PAYOUT. The payout amount of your January 26, 2011 Performance Share Award is equal to the number of your vested January 26, 2011 Performance Shares, multiplied by the Average Chevron Stock Closing Price in the last twenty days that the New York Stock Exchange is open during the Performance Period, multiplied by the Payout Modifier, as described below.

H.	PAYOUT MODIFIER. The Payout Modifier is determined as follows based on Chevron’s total shareholder return (TSR) compared with the TSR for the Peer Group for the three-year Performance Period:

Relative TSR Rank	1	2	3	4	5
Payout Modifier	200%	150%	100%	50%	0%
The Peer Group for your January 26, 2011 Performance Share Award is BP, ConocoPhillips, ExxonMobil and RD Shell. In the event Chevron’s measured TSR is within 1 percent of the nearest competitor(s), the results will be considered a tie, and the Payout Modifier will be determined by dividing the sum of the Payout Modifiers in the tied positions by the number of companies in the tie.

Notwithstanding anything herein to the contrary, the Committee retains the discretion to adjust the payout of Performance Shares downward if business or economic conditions warrant, as the Committee determines.
I.	PAYMENT DATE. The non-deferred January 26, 2011 Performance Share Award will be paid in cash within two and a half months after December 31, 2013.

J.	DEFERRAL. You may defer payment of up to 90 percent of your payout attributable to your January 26, 2011 Performance Share Award, provided you are on the U.S. Payroll and subject to U.S. taxes on the deferral election due date, which is December 6, 2012 for the January 26, 2011 Performance Share Award. Deferral elections may not be cancelled or changed after the deferral election due date or upon termination of employment. Deferred amounts will be further subject to all terms and conditions of the Deferred Compensation Plan II and its Rules.

K.	MISCONDUCT. Performance Share Awards may be forfeited for Misconduct as defined in the Long-Term Incentive Plan, and the Corporation may demand repayment of amounts received on or after the date of the Misconduct.

L.	TAXATION.
i.	U.S. TAXATION. If you are subject to U.S. taxes, your non-deferred January 26, 2011 Performance Share Award payout is taxable as ordinary income in 2014, the calendar year in which it is paid. Payments are subject to federal, state, Social Security, Medicare, and/or local income taxes. Deferred amounts are subject to Social Security and Medicare taxes. Consult http://hr.chevron.com/northamerica/us/payprograms/executiveplans/taxwithholding.asp and your tax advisor for more information on U.S. taxes.
ii.	NON-U.S. TAXATION. Your vested January 26, 2011 Performance Share Award will be paid in your local currency, and subject to tax withholding according to your country’s requirements. Consult specific country prospectus supplements and your tax advisor for more information regarding non-U.S. taxation.
M.	ADJUSTMENTS. In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, reclassification, merger, consolidation, or other similar corporate change, the number of performance shares subject to this agreement shall be adjusted, as appropriate.

N.	NON-TRANSFERABILITY OF AWARD. You are not permitted to sell, transfer, pledge, assign or encumber this January 26, 2011 Performance Share Award during your lifetime. Notwithstanding the foregoing, this January 26, 2011 Performance Share Award may be transferred or assigned after your death to your beneficiary, or pursuant to a domestic relations order enforceable under applicable law.

O.	BENEFICIARY DESIGNATION. You may designate a beneficiary for your non-deferred January 26, 2011 Performance Share Award upon your death at https://www.benefitsweb.com/chevron.html. Non-U.S. payroll employees may download a beneficiary designation form from the Global Executive Plans Web page at http://hr.chevron.com/globalprograms/execplans/forms.asp. Beneficiary designations for deferred January 26, 2011 Performance Share Awards are made under the terms of the Deferred Compensation Plan II.
3.	RESTRICTED STOCK UNIT AWARD. Your 2011 Restricted Stock Unit Award is granted to you under the Long-Term Incentive Plan (“Plan”). The Plan’s terms and the terms of the Rules adopted pursuant to the Plan are incorporated herein. For a copy of the plan documents, go to http://hr.chevron.com/northamerica/us/payprograms/executiveplans/ltip.asp or the Global Executive Plans Web site at http://hr.chevron.com/globalprograms/execplans/ltip.asp, or contact the Executive Compensation Group at execplans@chevron.com or 1-925-842-7304. By accepting this Restricted Stock Unit Award, you agree to all terms and conditions of the Plan, its Rules, and any provisions herein that may be in addition thereto (which shall not be in conflict with the provisions of the Plan or its Rules). The aforesaid documents and the number of units granted (reflected on the January 26, 2011 grant detail screen in the restricted award section of your Morgan Stanley Smith Barney account), collectively constitute the Award.
A.	GRANT DATE. The Grant Date of your Restricted Stock Unit Award is January 26, 2011.

B.	NUMBER OF UNITS GRANTED. The number of units granted is reflected in the January 26, 2011 award detail screen in the “Restricted Unit/Perf Share” section of your Morgan Stanley Smith Barney account at www.benefitaccess.com. Refer to Award Type labeled “RSU” that is denoted with a blank Award Code.

C.	VESTING DATE. Your January 26, 2011 Restricted Stock Unit Award will vest only if you continue employment with Chevron until the Vesting Date, January 26, 2014, which is three years after the Grant Date.

D.	EFFECT OF TERMINATION ON VESTING. The entire Restricted Stock Unit Award will be forfeited if you terminate prior to the Vesting Date for any reason.

E.	DISABILITY. For purposes of the vesting of your January 26, 2011 Restricted Stock Unit Award, you are deemed to have terminated upon the earlier of twenty-nine (29) months after the commencement of long-term disability benefits under a plan or program sponsored by the Corporation, or the date you fail to qualify or no longer qualify for such long-term disability benefits, provided that you do not return to active employment with the Corporation at that time.

F.	DIVIDEND EQUIVALENTS. The January 26, 2011 Restricted Stock Unit Award does not earn dividends or dividend equivalents prior to or after the Vesting Date.

G.	RESTRICTED STOCK UNIT AWARD PAYOUT. The payout amount of your January 26, 2011 Restricted Stock Unit Award is equal to the number of your vested Restricted Stock Units in the Award multiplied by the Chevron Stock Closing Price on the New York Stock Exchange on January 26, 2014, or, should the New York Stock Exchange not be open on January 26, 2014, the Chevron Stock Closing Price on the last day prior to January 26, 2014 that the New York Stock Exchange is open.

H.	PAYMENT DATE. Your vested January 26, 2011 Restricted Stock Units will be paid in cash within two and a half months after the Vesting Date.

I.	NO DEFERRAL. You may not defer payment of your Restricted Stock Unit Award payout.

J.	MISCONDUCT. Restricted Stock Unit Awards may be forfeited for Misconduct as defined in the Long-Term Incentive Plan, and the Corporation may demand repayment of amounts received on or after the date of the Misconduct.

K.	TAXATION.
i.	U.S. TAXATION. If you are subject to U.S. taxes, your vested January 26, 2011 Restricted Stock Unit Award is taxable as ordinary income in 2014. Payments are subject to federal, state, Social Security, Medicare, and/or local income taxes.

ii.	NON-U.S. TAXATION. Your vested January 26, 2011 Restricted Stock Award will be paid in your local currency, and subject to tax withholding according to your country’s requirements. Consult specific country prospectus supplements and your tax advisor for more information regarding non-U.S. taxation.
L.	ADJUSTMENTS. In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, reclassification, merger, consolidation, or other similar corporate change, the number of restricted stock units subject to this agreement shall be adjusted, as appropriate.

M.	NON-TRANSFERABILITY OF AWARD. You are not permitted to sell, transfer, pledge, assign or encumber this January 26, 2011 Restricted Stock Unit Award during your lifetime. Notwithstanding the foregoing, this January 26, 2011 Restricted Stock Unit Award may be transferred or assigned pursuant to a domestic relations order enforceable under applicable law.